UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 7, 1997


                  SOUTHWESTERN PUBLIC SERVICE COMPANY
          (Exact name of registrant as specified in its charter)

        New Mexico                      1-3789               75-0575400
(State or other jurisdiction of    (Commission File No.)   (I.R.S. Employer
 incorporation or organization)                           Identification No.)

                  Tyler at Sixth, Amarillo, Texas 79101
         (Address of principal executive offices)  (Zip Code)

Registrant's Telephone Number, including area code (806) 378-2121

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ITEM 5. other events

         Reference is made to the press release filed as an exhibit hereto for information with respect to the Company's recorded charge related to a subsidiary project.

ITEM 7. financial statements and exhibits

         (c)  Exhibits. The following exhibits are filed herewith:

               99 Press Release, dated February 7, 1997, of Southwestern Public Service Company.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



         SOUTHWESTERN PUBLIC SERVICE COMPANY


                  /s/ Bill D. Helton
         By
                  Bill D. Helton
                  Chairman and Chief Executive Officer



DATE:   February 7, 1997